UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________

FORM 8-K

CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 12, 2016

CHROMADEX CORPORATION
 (Exact name of registrant as specified in its charter)

Delaware	000-53290	26-2940963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10005 Muirlands Boulevard, Suite G, Irvine, California, 92618
(Address of principal executive offices, including zip code)

(949) 419-0288
 (Registrant's telephone number, including area code)

Copies to:
Harvey Kesner, Esq.
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 930-9700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On April 11, 2016, ChromaDex Corporation (the “Company”) filed a certificate of amendment (the “Amendment”) to its Certificate of Incorporation with the Secretary of State of the State of Delaware in order to effectuate a reverse stock split of the Company’s issued and outstanding common stock, par value $0.001 per share, on a one for three basis (the “Reverse Stock Split”). The Amendment takes effect on April 13, 2016 at 12:01 AM Eastern Daylight Time.

The Reverse Stock Split will be effective with the Financial Industry Regulatory Authority (“FINRA”) on April 13, 2016 and the Company’s common stock will trade under the ticker symbol "CDXCD" until the earlier of 20 trading days after the Reverse Stock Split has been effected or listing on The NASDAQ Capital Market, after which the trading symbol will revert to "CDXC".  The purpose of the reverse stock split is to enable the Company to satisfy the minimum stock price requirement of The NASDAQ Capital Market. After satisfying the requirement for a minimum closing price of $3.00 per share for five trading days, NASDAQ will further consider the Company’s listing application.

As a result of the Reverse Stock Split, every three shares of the Company’s pre-reverse split common stock will be combined and reclassified into one share of the Company’s common stock. No fractional shares of common stock will be issued. Stockholders who otherwise would be entitled to a fractional share shall receive the next higher number of whole shares. The par value and other terms of Company’s common stock were not affected by the Reverse Stock Split. The Company’s post-Reverse Stock Split common stock has a new CUSIP number of 171077407.

As previously disclosed in a Current Report on Form 8-K filed on June 5, 2015, on June 4, 2015 shareholders of the Company approved a reverse stock split of the Company’s issued and outstanding common stock by a ratio of not less than one for two and not more than one for six at any time prior to June 4, 2016, with such ratio to be determined by the Company’s Board of Directors, in its sole discretion. The Reverse Stock Split ratio of one for three was approved by the Company’s Board of Directors on March 7, 2016.

A copy of the Amendment is attached to this Current Report as Exhibit 3.1 and is incorporated by reference herein.

ITEM 8.01	OTHER EVENTS

On April 12, 2016, the Company issued a press release announcing the Reverse Stock Split. The full text of the press release issued in connection with the announcement is being filed as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

The following exhibits are filed herewith:

Exhibit 3.1	Certificate of Amendment to the Certificate of Incorporation

Exhibit 99.1	Press Release dated April 12, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 12, 2016

CHROMADEX CORPORATION By: /s/ Thomas C. Varvaro Name: Thomas C. Varvaro Title: Chief Financial Officer